SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2008
TECHTEAM GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16284	38-2774613

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

27335 West 11 Mile Road Southfield, Michigan	48034

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code: (248) 357-2866

(Former name or former address if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreements
Item 5.02 Appointment of Principal Officers; Departure of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 1.01 Entry into a Material Definitive Agreements
     See Item 5.02, which is incorporated herein by reference.
Item 5.02 Appointment of Principal Officers; Departure of Principal Officers
     On October 7, 2008, TechTeam Global, Inc. (“TechTeam” or the “Company”) issued a press release announcing that Margaret M. Loebl has been appointed Corporate Vice President, Chief Financial Officer and Treasurer of the Company. A copy the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Ms. Loebl, 48, was Group Vice President, Finance of Archer Daniels Midland Company between October 2002 and August 2007. From September 2007 through the present, Ms. Loebl has been a Visiting Lecturer at the College of Business of the University of Illinois.
     On October 7, 2008, the Company entered into an Employment and Non-Competition Agreement with Ms. Loebl (“Employment Agreement”). Under the Employment Agreement, Ms. Loebl will receive: (1) an initial annual salary of $300,000; (2) 150,000 non-qualified stock options (“Options”), which (i) vest in equal annual installments over four years, (ii) have a ten year term, and (iii) bear a strike price of the closing price of the Company’s common stock on October 7, 2008; and (3) 35,000 shares of restricted stock (“Restricted Stock”), which vest in equal annual installments over four years. Ms. Loebl is eligible to participate in the Company’s Annual Incentive Plan (“AIP”) and the Executive Long-Term Incentive Plan (“LTIP”) during 2008, and she is guaranteed a cash bonus for fiscal 2008 of at least $50,000. Ms. Loebl will be entitled to participate in all benefits and executive perquisites under the Company’s benefit plans.
     TechTeam may terminate the Employment Agreement with or without “Cause.” Ms. Loebl can terminate the Employment Agreement with or without “Good Reason” or under certain circumstances upon a Change of Control. The Agreement will also terminate upon Ms. Loebl’s death or disability. Cause includes, but is not limited to; (1) an act of fraud, embezzlement, theft, or other similar material dishonest conduct in connection with her employment; (2) her willful and continued failure to substantially perform the principal aspects of the her duties, which continues after fourteen (14) days written notice; (3) an intentional action or failure to act by her that is materially injurious to the Company; (4) any act or omission by her involving malfeasance or gross negligence in the performance of her duties hereunder; and/or (5) her failure to follow the reasonable and lawful instructions given in good faith by the Board. Good Reason includes (a) violation by the Company of the Employment Agreement, which remains uncured after such breach for (60) days; (b) the reduction of her base salary; or (c) any diminution in her authority, duties or responsibilities, below the authority, duties or responsibilities of chief financial executives in the United States companies of similar size and nature of the Company.
     In the event the Employment Agreement is terminated by Ms. Loebl for Good Reason or the Company without Cause, the Company shall pay her, as severance, in a lump sum within fourteen (14) days of such termination, an amount equal to her annual base salary plus (i) any earned, but not paid, bonus from the prior fiscal year; (ii) her target cash bonus for the then current full fiscal year; (iii) the cash value of any unused accrued vacation time, (iv) her COBRA expenses for her health and dental insurance for twelve (12) months; and (v) executive outplacement services for a period of up to nine (9) months. In addition, the Company will vest an additional one year of the Options, Restricted Stock, and any restricted stock granted under the LTIP and provide for a 12 month period to complete the exercise of all vested Options.
     In the event the Employment Agreement is terminated by the Company with Cause or by Ms. Loebl without Good Reason, the Company shall not be obligated to make any further payment of annual base salary, AIP or LTIP bonuses or provide any benefits under the Employment Agreement (other than payments of annual base salary, unused accrued vacation and reimbursements for expenses incurred, through the date of termination). All unvested Options and Restricted Stock will immediately expire on the date of termination, and Ms. Loebl will have (90) days after the date of termination to exercise any vested Options, after which time they will expire.
     The Employment Agreement also addresses a possible change of control. A “Change of Control” of the Company means: (i) any merger, consolidation, recapitalization of the Company or the sale or other transfer of greater than 50% of all then outstanding voting shares of the Company entitled to vote generally in the election of the directors; or (ii) the consummation of the sale, lease, dissolution or other transfer or disposition of all or a majority of the assets or operations of the Company. In the event of a termination by Ms. Loebl following a Change of Control under this provision, the Company shall pay her, as severance, in a lump sum within fourteen (14) days of such termination, (1) an amount equal to the her annual base salary; (2) the target bonus under the AIP for the then current fiscal year; (3) any accrued vacation pay, in which case to the extent not theretofore paid; (4) continued benefits to her in accordance with the plans, programs, practices and policies of the Company as if the her employment had not been terminated for a period of twelve (12) months; provided, however, the benefits shall cease if she becomes eligible to receive medical or other welfare benefits from another employer; and (5) provide her executive outplacement services for a period of up to nine (9) months. All her unvested Options and Restricted Stock shall immediately vest, and she shall have a period of twelve (12) months after the date of termination to exercise any vested Options

     Further, the Employment Agreement requires Ms. Loebl to maintain the confidentiality of TechTeam’s confidential information, not to compete with TechTeam during her employment and for one year after the terminati on of the Employment Agreement, or solicit TechTeam’s employees or customers during the term of the Employment Agreement and two years thereafter.
Item 9.01 Financial Statements and Exhibits
     (D) The following exhibits are included with the Report:

Exhibit 99.1	TechTeam Global, Inc. Press Release dated October 7, 2008.

Exhibit 99.2	Employment and Non-Competition Agreement between the Company and Margaret M. Loebl dated October 7, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHTEAM GLOBAL, INC.
By	/s/ Michael A. Sosin
Michael A. Sosin
Secretary

Date: October 7, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	TechTeam Global, Inc. Press Release dated October 7, 2008.

99.2	Employment and Non-Competition Agreement between the Company and Margaret M. Loebl dated October 7, 2008

E-1